Subsequent Events	12 Months Ended
Dec. 31, 2013
Subsequent Events
23.	SUBSEQUENT EVENTS

On January 3, 2014, the Group issued an additional US$50,000 of convertible senior notes (the “Additional Notes”) at an annual interest rate of 2.00% due December 15, 2018 upon exercise of the Overallotment Option by the Initial Purchasers. All terms and conditions of the Additional Notes are identical to the Notes as described in Note 14. The Group received net proceeds of US$48,939 from the issuance of the Additional Notes.

On March 18, 2014, the Company announced a five-for-one ADS stock split, representing a stock ratio change for Class A ordinary shares from one ADS for one Class A ordinary share to five ADS for one Class A ordinary share. The effect of the stock split on the ADS trading price on the New York Stock Exchange took place on April 7, 2014. Accordingly, all ADS and per ADS information have been adjusted retroactively for this five-for-one ADS stock split for all years presented.

The Company has applied to register in China the Chinese and English dual-language “SouFun” trademark as well as “SouFun” in English and “ LOGO ” (“SouFun” in Chinese) individually. The Company has successfully registered such trademarks in some industry categories, but its applications for certain other industry categories conflicts with existing registrations or applications for similar trademarks by another PRC company in such industry categories. In April 2014, the Higher People’s Court of Beijing Municipality reversed a lower court’s judgment in favor of the Company and ordered the PRC Trademark Review and Adjudication Board of State Administration of Industry and Commerce to reconsider the other PRC company’s trademark application for “ LOGO SOFANG” that it had previously rejected. The Company is currently evaluating its legal options, including appealing to the Supreme People’s Court of the PRC against the judgment of the Higher People’s Court of Beijing Municipality, which could take months or even longer to resolve. The Company does not currently expect its business would be materially and adversely affected even if it eventually does lose the right to use the “ LOGO ” trademark in these limited industry categories. However, due to the limited time the Company has had, its assessment of the impact of this judgment and the potential loss of its right to use the “ LOGO ” trademark is subject to change and the actual impact may be more significant than it currently expects.